EXHIBIT 4.5




                                                                          SHARES

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


                          Brunswick Technologies, Inc.
NUMBER
                INCORPORATED UNDER THE LAWS OF THE STATE OF MAINE
BT

    THIS IS TO CERTIFY THAT                                   CUSIP 114580 10 3


    IS THE OWNER OF

    FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF ONE CENT ($.01) EACH OF

                         BRUNSWICK TECHNOLOGIES, INC.

     transferable upon the books of the Company in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of The State of Maine and to the Articles of Organization and By-laws of the Company as from time to time amended.
           This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

           IN WITNESS WHEREOF, Brunswick Technologies, Inc. has caused its facsimile corporate seal and facsimile signatures of its duly authorized officers to be hereunto affixed.
                                                               COUNTERSIGNED AND
                                                               REGISTERED
                                                               BY
                                                                           FLEET
                                                                        NATIONAL
                                                                            BANK
       Dated:                                                 (Providence, Rhode
                                                                         Island)
                                                                        TRANSFER
                            Corporate Seal                             AGENT AND
                                                                       REGISTRAR
          TREASURER                            PRESIDENT

                                                                      AUTHORIZED
                                                                       SIGNATURE






     THE CORPORATION WILL FURNISH UPON REQUEST WITHOUT CHARGE THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OR SUCH PREFERENCES AND/OR RIGHTS

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.
     TEN COM - as tenants in common     UNIF GIFT MIN ACT -.....Custodian......
     TEN ENT - as tenants by the entireties               (Cust)         (Minor)
     JT TEN - as joint tenants with right of      under Uniform Gifts to Minors
              survivorship and not as tenants     Act..................
              in common                                   (State)
                     Additional abbreviations may also be used though not in the above list.


         For value received ___________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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________________________________________________________________shares   of  the
capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated ________________



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             NOTICE   THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                      NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER